NUVEEN SMALL CAP SELECT FUND

SUPPLEMENT DATED MARCH 19, 2019

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2019

Effective immediately, Mark A. Traster is no longer a portfolio manager for Nuveen Small Cap Select Fund and Jon A. Loth is added as a portfolio manager for the fund. Gregory J. Ryan will continue to serve as a portfolio manager for the fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FSCSS-0319P